SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BOUNDLESS MOTOR SPORTS RACING, INC .

(Name of Registrant as Specified In Its Charter)

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BOUNDLESS MOTOR SPORTS RACING, INC.

2500 MCGEE STREET, SUITE 147
NORMAN, OKLAHOMA 73072

June 27, 2005

Dear Shareholder:

     Notice is hereby given that a Special Meeting in Lieu of the Annual Meeting of Shareholders (the “Meeting”) of Boundless Motor Sports Racing, Inc., a Colorado corporation (the “Company”), will be held at the Company’s corporate headquarters, located at 2500 S. McGee Drive, Suite 147, Norman, Oklahoma, on July 8, 2005, at 10:00 a.m., local time, or at such other times and places to which the Meeting may be adjourned. The attached Notice of Annual Meeting and Information Statement fully describe the formal business to be transacted at the Meeting, which includes the election of 3 members of the Board of Directors, the approval of the reincorporation of the Company as a Delaware corporation under the name “Dirt Motor Sports, Inc.”, the approval of the Company’s 2004 Long Term Incentive Plan, and such other matters that shall properly come before the Meeting or any adjournments thereof. We have enclosed a copy of the Company’s Annual Report for the fiscal year ended September 30, 2004.

     Certain of the Company’s Directors and officers will be present to help host the Meeting and to respond to any questions that our shareholders may have. I hope that you will be able to attend.

     Thank you for your support.

Sincerely,

Paul A. Kruger Chairman of the Board, Chief Executive Officer and President

BOUNDLESS MOTOR SPORTS RACING, INC.

2500 MCGEE STREET, SUITE 147
NORMAN, OKLAHOMA 73072

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 8, 2005

     NOTICE IS HEREBY GIVEN that a Special Meeting in Lieu of the Annual Meeting of Shareholders (the “Meeting”) of Boundless Motor Sports Racing, Inc., a Colorado corporation (the “Company”), will be held at the Company’s corporate headquarters, located at 2500 S. McGee Drive, Suite 147, Norman, Oklahoma, on July 8, 2005, at 10:00 a.m., local time, or at such other times and places to which the Meeting may be adjourned.

The Meeting is for the following purposes:

1)	To elect 3 members of the Board of Directors for the term of office stated in the Information Statement;

2)	To consider and approve the Agreement and Plan of Merger between the Company and a wholly-owned subsidiary (the “Merger Agreement”) under which the Company will be reincorporated as a Delaware corporation under the name Dirt Motor Sports, Inc.;

3)	To consider and approve the Company’s 2004 Long Term Incentive Plan; and

4)	To transact any other business that may properly come before the Meeting or any adjournments thereof.

     The close of business on June 17, 2005, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to the examination of any shareholder during ordinary business hours at the principal executive offices of the Company at 2500 McGee Street, Suite 147, Norman, Oklahoma.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Information Statement.

Paul A. Kruger Chairman of the Board

Norman, Oklahoma
June 28, 2005

BOUNDLESS MOTOR SPORTS RACING, INC.

2500 MCGEE STREET, SUITE 147
NORMAN, OKLAHOMA 73072

INFORMATION STATEMENT
FOR
SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 8, 2005

     This Information Statement is being first mailed on June 28, 2005, to shareholders of Boundless Motor Sports Racing, Inc., a Colorado corporation (the “Company”), by the Board of Directors for use at the Special Meeting in Lieu of the Annual Meeting of Shareholders (the “Meeting”) to be held at the Company’s corporate headquarters, located at 2500 S. McGee Drive, Suite 147, Norman, Oklahoma, on July 8, 2005, at 10:00 a.m., local time, or at such other times and places to which the Meeting may be adjourned (the “Meeting Date”).

     The Special Meeting has been called by Mr. Paul Kruger, the Company’s Chairman of the Board, for the purpose of considering and acting upon (i) the election of 3 members of the Board of Directors for the term of office stated in this Information Statement (the “Election”); (ii) the Agreement and Plan of Merger between the Company and a wholly-owned subsidiary (the “Merger Agreement”) pursuant to which the Company will be reincorporated as a Delaware corporation under the name “Dirt Motor Sports, Inc.” (the “Reincorporation”); (iii) the Company’s 2004 Long Term Incentive Plan (the “Plan”), and (iv) such other matters as may properly come before the Meeting or any adjournments thereof. A representative from Murrell, Hall, McIntosh & Co., PLLP, our independent public accountants, will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and to answer any appropriate questions from shareholders.

RECORD DATE

     The record date for determining the shareholders entitled to vote at the Meeting was the close of business on June 17, 2005 (the “Record Date”), at which time the Company had issued and outstanding 14,439,554, shares of Common Stock, par value $.0001 per share (“Common Stock”), 6,882.812 shares of Series B Convertible Preferred Stock, par value $.01 per share (“Series B Preferred Stock”) and 2,500 shares of Series C Convertible Preferred Stock, par value $.01 per share (“Series C Preferred Stock”). The shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

SUMMARY TERM SHEET — REINCORPORATION

     This summary term sheet relates to the Reincorporation discussed in more detail below under the section entitled “Proposal II – Reincorporation.” Neither this summary nor the discussion under Proposal II below contains all of the information that is important to you. You should carefully read the entire Information Statement and the proposed Merger Agreement between the Company and Dirt Motor Sports, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Dirt Motor Sports”), to fully understand the Reincorporation. The proposed Agreement and Plan of Merger is attached to this Information Statement as Exhibit A. We encourage you to read the Merger Agreement, as it is the legal document that governs the Reincorporation. A more detailed discussion of the summary terms set forth below is included in this Information Statement under Proposal II (See p. 11 of this Information Statement).

Proposed Reincorporation

     Shareholder Vote. You are being asked to vote to approve the proposed Merger Agreement whereby we will merge with Dirt Motor Sports and become a Delaware corporation. Your rights as a shareholder of Dirt Motor Sports will remain substantially the same as your current rights as a holder of our Common Stock (See p. 11 of this Information Statement).

     The Acquiror. Dirt Motor Sports was formed on June 27, 2005, as a wholly owned subsidiary of the Company, specifically for the purpose of the Reincorporation.

     Consideration for our Shareholders. Holders of our Common Stock will receive one share of common stock of Dirt Motor Sports for each share of Common Stock they hold at the time of the Reincorporation. Any options to purchase shares of Common Stock that are outstanding immediately prior to the Reincorporation will be converted into options to purchase shares of Dirt Motor Sports common stock at the time of the Reincorporation (See p. 11 of this Information Statement). Holders of our Series B Preferred Stock will receive one share of series B preferred stock of Dirt Motor Sports for each share of Series B Preferred they hold at the time of the Reincorporation. Holders of our Series C Preferred Stock will receive one share of series C preferred stock of Dirt Motor Sports for each share of Series C Preferred they hold at the time of the Reincorporation.

     Management of Dirt Motor Sports after the Reincorporation. All of our officers and newly elected directors will become officers and directors of Dirt Motor Sports after the Reincorporation.

Conditions To Completing the Reincorporation

     The completion of the Reincorporation depends on obtaining the approval of the Merger Agreement by our shareholders (See p. 11 of this Information Statement).

Shareholders’ Voting

     We have been advised that shareholders owning an aggregate of at least 9,899,805 shares of Common Stock (constituting approximately 67.8% of the issued and outstanding shares of Common Stock as of June 17, 2005) and all shares of Series B Preferred Stock and Series C Preferred Stock intend to vote FOR the Merger Agreement, thereby assuring the approval of the Merger Agreement.

QUORUM AND VOTING

     In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors of the Company (the “Board of Directors”), provided a quorum is present. Votes may be cast or withheld with respect to the Proposal to elect 3 members of the Board of Directors for terms expiring at the Company’s Annual Meeting of Shareholders in 2006. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

     Approval of the Merger Agreement requires the affirmative vote of a majority of all votes entitled to vote on such Proposal. Abstentions will be counted toward a quorum, but will counted as a vote against such Proposal.

     Approval of the 2004 Long Term Incentive Plan requires the affirmative vote of a majority of all votes entitled to vote on such Proposal. Abstentions will be counted toward a quorum, but will counted as a vote against such Proposal.

     Record holders of shares of our Common Stock may cast one vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on June 17, 2005. Our Series B Preferred Stock and Series C Preferred Stock each vote separately as a class with respect to Proposal II and do not carry voting rights with respect to Proposal I and Proposal III.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. WE HAVE BEEN ADVISED THAT SHAREHOLDERS OWNING AN AGGREGATE OF AT LEAST 9,899,805 SHARES OF COMMON STOCK (CONSTITUTING APPROXIMATELY 67.8% OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AS OF JUNE 17, 2005) AND ALL SHARES OF SERIES B PREFERRED STOCK AND OF SERIES C PREFERRED STOCK INTEND TO VOTE IN FAVOR OF ALL MATTERS TO BE ACTED UPON AT THE MEETING FOR WHICH THEY ARE ENTITLED TO VOTE, THEREBY ASSURING THEIR ADOPTION.

DISSENTER’S RIGHTS

     Under Colorado law, our shareholders are not entitled to dissenter’s rights with respect to the Proposals set forth in this Information Statement or to demand appraisal of their shares as a result of the approval of any of the Proposals.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

     The following table sets forth, as of June 17, 2005, certain information with respect to the beneficial ownership of our common stock by (i) each of our directors and executive officers, (ii) each person known to us to be the beneficial owner of five percent or more of the outstanding shares of our common stock, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the person or entity listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.

		Amount and Nature	Percent
Title of Class	Name and Address of Beneficial Owner(1)	of Beneficial Owner	of Class
Common	Paul A. Kruger, Chairman of the Board, Chief Executive Officer, President and Director	6,569,533(2)	45.5%
Common	Bobby H. Hartslief, Vice President and Director	750,000(3)	5.2%
Common	Daniel Cathcart, Director	50,000	*
Common	Brian M. Carter, Vice President and Chief Financial Officer	- 0 -	*
Common	Joseph G. Dickey, Vice President and Chief Administrative Officer	- 0 -	*
Directors and executive officers as a group (5 persons)		7,369,533	51.0%

*	less than one percent

(1)	Unless otherwise indicated, the business address each of Messrs. Kruger, Hartslief, Cathcart, Carter and Dickey is 2500 McGee Street, Suite 147, Norman, Oklahoma, 73072.

(2)	Includes 300,000 shares held by Mr. Kruger’s children.

(3)	Includes 700,000 shares held by Mr. Hartslief’s spouse and children.

PROPOSAL I — ELECTION OF DIRECTORS

     The current Board of Directors has fixed the number of authorized directors at 3. Thus, there are 3 directors to be elected for terms expiring at the Company’s Annual Meeting of Shareholders in 2006 or until their successors have been elected and qualified. It is intended that the names of the persons indicated in the following table will be placed in nomination. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, if any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, a substitute may be nominated and elected.

     Immediately following the Meeting, the Board of Directors intends to hold a meeting, at which time they intend to increase the size of the Board of Directors to seven, and appoint Perry T. Massie, Steve Owens, Barry Switzer and Kevin Donovan to fill the vacancies created by such increase. Upon election to the Board of Directors, the above four persons would serve as directors until the Company’s Annual Meeting of Shareholders in 2006 or until their successors have been elected and qualified.

Code of Ethics

     The Company maintains policies and procedures that represent both the code of ethics for the principal executive officer, principal financial officer, and principal accounting officer under SEC rules. The code applies to all directors, officers, and employees. The code is attached as Appendix A to this Information Statement. The Code is also posted on our internet website and is available free of charge on request to the Secretary at the Company’s address. Any amendment of the Code will be promptly posted on our website at http://www.dirtmotorsports.com.

     A committee of the Board of Directors will review any issues under the code involving an executive officer or director and will report its findings to the Board. We do not envision that any waivers of the code will be granted, but should a waiver occur for an executive officer or director, it will also be promptly disclosed on our internet site.

Directors, Executive Officers and Control Persons

     The following sets forth information about the nominees for election at the Meeting and each of the directors whose term of office will continue after the Meeting:

Name	Age	Position
Paul A. Kruger	51	Chairman of the Board, Chief Executive Officer and President
Daniel W. Rumsey	44	Director
Lyle W. Miller	61	Director

     Paul A. Kruger, Chairman of the Board, Chief Executive Officer and President. Mr. Kruger joined the Company as the Chairman of the Board and Chief Executive Officer in January 2003 with the acquisitions of Boundless Motor Sports Racing and GPX Partners, and in March 2004, also became the Company’s President. From July 1999 to January 2003, Mr. Kruger was the Chairman and Chief Executive Officer of PalWeb Corporation, a publicly-traded Company in the manufacturing business. Mr. Kruger also served as the President of PalWeb from January 2000 to January 2003. From December 2000 until July 2002, Mr. Kruger also served as the Chairman of the Board of Directors and the Chief Executive Officer of Precis, Inc., a company engaged in the healthcare services program membership business. Mr. Kruger served as Chief Executive Officer and a director of Foresight, Inc. from February 1999 to December 2000, when Foresight was acquired by a subsidiary of Precis. In 1980, M. Kruger co-founded MCM Group, Ltd., which owned and operated a financial services marketing company, United Bank Club Association, Inc. He served as its President and CEO until February 1996, when United Bank Club was sold to a subsidiary of Cendant Corp. Mr. Kruger received his B.B.A. in accounting from Cameron University in 1975 and earned a J.D. from Oklahoma City University in 1980.

     Daniel W. Rumsey. Mr. Rumsey has an extensive legal and finance background, dating back to 1987 when he served as a staff attorney in the U.S. Securities and Exchange Commission’s Division of Corporation Finance. He has also served as assistant general counsel for Terra Industries, Inc., a company engaged in the production and marketing of nitrogen products for agricultural and industrial markets, and associate general counsel and corporate secretary of EchoStar Communications Corporation, a company engaged in direct broadcast satellite subscription television services. Mr. Rumsey is currently chief restructuring officer of P-Com, Inc., a company engaged in the manufacture and marketing of microwave radios for telecommunications networks. Prior to joining P-Com, Mr. Rumsey was vice president and general counsel of Knowledge Kids Network, Inc., a multi-media company. Prior to joining Knowledge Kids Network, Inc., Mr. Rumsey was the president and general counsel of Aspen Learning Systems and NextSchool, Inc., which he joined in February 1997. Mr. Rumsey sold Aspen Learning Systems and NextSchool to Knowledge Kids Network in 1999. Mr. Rumsey currently serves as the chairman of the board of directors of Prescient Applied Intelligence, Inc. Mr. Rumsey received his J.D. from the University of Denver College of Law in 1985, and his B.S. from the University of Denver in 1983.

     Lyle W. Miller. Mr. Miller is a founding Director and Vice Chairman, Member of the Executive Committee of Capitol Bancorp Limited, a publicly traded bank holding company (NASDAQ: CBCL). Mr. Miller is also a member of the Board of Directors for AMERA Mortgage Corporation and Ingham Regional Healthcare Foundation. Additionally, Mr Miller is currently President and Owner of L.W. Miller Holding Company; President and Shareholder of Northern Leasing & Sales, Inc., and Northern Connections, Inc., each a privately-held company engaged in the real estate business; a partner of MahMill Acres, a privately-held real estate development partnership; and President and Shareholder of Landings’ Restaurant in Charlevoix, MI. From 1985 — 1996 Lyle served as Executive Vice President and Director of United Bank Club Association, Inc. (UBCA) a financial enhancement services company. Mr. Miller served as a Director on the Board for Precis, Inc. (NASDAQ: PCIS from 2000 — 2001), a publicly-traded healthcare membership company; and as Executive Vice President and Director of the Board for PalWeb Corporation ((OTCBB: PLWB from 1998 — 2001), a publicly-traded industrial manufacturer. Mr. Miller earned a Bachelor of Business Administration degree from Michigan State University pursued a Masters in Finance from Central Michigan University.

     The following sets forth information about the persons that the Board of Directors of the Company intends to appoint as directors at the meeting of the Board of Directors of the Company immediately following the Meeting:

Name	Age	Position
Perry T. Massie Steve Owens Barry Switzer Kevin Donovan	43 57 67 42	Director Director Director Director

     Perry T. Massie. Mr. Massie has served as Chief Executive Officer of Outdoor Channel Holdings, Inc. since 1986, and has served as President and Chairman of the Board of Outdoor Channel Holdings since 1994. From 1986 until 1996, Mr. Massie served as Chief Financial Officer of Outdoor Channel Holdings. He has been the Managing Editor of the “Gold Prospector and Treasure Hunters in the Great Outdoors” magazine since 1988. Mr. Massie has served as Co-President of The Outdoor Channel, Inc. since 1998 and Chairman of the Board of The Outdoor

Channel since 1994. Mr. Massie earned a Bachelor of Science degree in Mining Engineering from the University of Alaska, Fairbanks.

     Steve Owens. Mr. Owens is the Chief Executive Officer of Steve Owens Associates and President of Owens-Powell & Associates, both of which offer full range of insurance and service related products. Mr. Owens is also CEO of FORESIGHT, Inc. Mr. Owens is on the Board of Directors of Arvest Bank in Norman, Oklahoma, the Jim Thorpe Foundation, the Oklahoma Sports Hall of Fame, and the Heisman Foundation. Mr. Owens served as Athletic Director at the University of Oklahoma from September 1996 until his resignation in March 1998. Mr. Owens won the Heisman Trophy, awarded annually to the nation’s most outstanding college football player,while playing football for the University of Oklahoma. Mr. Owens played football in the National Football League with the Detroit Lions for six years before retiring from football.

     Barry Switzer. Mr. Switzer is a former head football coach for University of Oklahoma (1973-1989) and the Dallas Cowboys (1994-1996). Mr. Switzer has one of the highest winning percentages in college football history and is one of only two head coaches to win both a college football national championship and a Super Bowl. Mr. Switzer was inducted as a member of the College Football Hall of Fame in 2002. Mr. Switzer lettered in football at the University of Arkansas and served in the United States Army before beginning his coaching career.

     Kevin Donovan. Mr. Donovan currently serves as the President of Bluetorch On-Line Games, Inc. (dba Planetwide Games). In addition to Planetwide Games, Mr. Donovan is also the founder and principal of U4oria Discovery, Inc. a strategic marketing and business development firm specializing in sports and entertainment and food service market sectors. Through U4oria Mr. Donovan currently serves as the strategic advisor to the co-founder and President of Subway Restaurants, and New Business Development Consultant for Subway. Additionally, Mr. Donovan was VP-Managing Director of Marketing Headquarters (MHQ), the promotional and marketing arm of publicly traded Fotoball USA, Inc. Prior to MHQ, Mr. Donovan was President, CEO of Smoothie King Franchises, Inc. Prior to Smoothie King, Mr. Donovan was the Director of Brand Image for the Salt Lake Organizing Committee for the Olympic Winter Games of 2002 and was responsible for the development of the overall brand, “Look and Feel” of the games presentation. Prior to the Salt Lake 2002 Olympic Committee, Mr. Donovan was SVP New Business, Sales and Marketing for the All-American SportPark, an original, live action participatory, 65-acre, $40M sports theme park located on the Strip in Las Vegas. Mr. Donovan was also SVP New Business Development for Saint Andrews Golf Corporation the publicly traded parent company of All-American SportPark. Responsibilities included original concept, design, development, sponsorship and event sales and marketing, new business licensing contracts with Major League Baseball, NASCAR, Callaway Golf, and other strategic sponsors and sublease partners including Sony, Sanyo, DirecTV, Pepsi-Cola, Jeff Gordon Motorsports, NAMCO, Delaware North Companies, Rockcreation and Field of Dreams.

     The Company has been advised that shareholders owning an aggregate of at least 9,899,805 shares of Common Stock (constituting approximately 67.8% of the issued and outstanding shares of Common Stock of the Company as of June 17, 2005), thereby assuring their election to the Board of Directors.

     The following table sets forth information about all executive officers of the Company.

Name	Age	Position
Paul A. Kruger	51	Chairman of the Board, Chief Executive Officer and President

Bobby H. Hartslief	48	Vice President and Chief Operating Officer

Brian M. Carter	36	Vice President and Chief Financial Officer

Joseph G. Dickey	35	Vice President and Chief Administrative Officer

     Paul A. Kruger, Chairman of the Board, Chief Executive Officer and President — Please see the above for biographical information for Mr. Kruger

     Bobby H. Hartslief, Vice President, Chief Operating Officer. Mr. Hartslief has been Chief Operating Officer and a director of the company since July 2003. Mr. Hartslief has been involved in the racing industry for 23 years. In 1980, Mr. Hartslief purchased the only internationally graded motor racing circuit in Africa, called Kyalami. Over the next five years he operated the circuit. Mr. Hartslief sold Kyalami in 1986 and moved to Monaco, where he managed the affairs of three-time world champion Nelson Piquet. Mr. Hartslief returned to South Africa in the early 1990’s and obtained financial backing from the State Government to build Phakisa, a new FIM/FIA standard International road circuit that included an American style oval in an economically depressed area of South Africa. Mr. Hartslief earned his Certificate of Commerce from the University of Watersrand of Johannesburg, South Africa in 1975.

     Brian M. Carter, Vice President, Chief Financial Officer. Mr. Carter has served as the Company’s Vice President and Chief Financial Officer since February 1, 2005. Prior to joining the Company he served as the Vice President and Chief Financial Officer of Prescient Applied Intelligence, Inc. f/k/a The viaLink Company (“Prescient”) and served on Prescient’s Board of Directors since his appointment on December 23, 2003. From November 2000 until January 2002 he was Prescient’s Vice President of Finance, and from June 1999 to November 2000 he was Controller of Prescient. From January 1991 through June 1999 he held various positions with Deloitte & Touche LLP, most recently as Senior Manager. Mr. Carter continues to serve as a member of the board of directors Prescient. Mr. Carter received his B.B.A. in finance and accounting from Texas A&M University in 1990.

     Joseph G. Dickey, Vice President, Chief Administrative Officer. Mr. Dickey has served as the Company’s Chief Administrative Officer since January 28, 2005. Prior to joining the Company, he served as a Special Agent with the Federal Bureau of Investigation (FBI). After graduating from the FBI Academy in 1997, Dickey was assigned to the Las Vegas Field Office of the FBI, where he investigated violations of federal criminal law. Mr. Dickey remained with the Las Vegas Field Office until his departure from the FBI in January 2005 to join the Company. Mr. Dickey received his B.A. in journalism and public relations from the University of Oklahoma in 1995.

PROPOSAL II – REINCORPORATION

     The Reincorporation is proposed to be accomplished through a merger of the Company with a newly formed wholly-owned subsidiary, Dirt Motor Sports, Inc. At the effective time of the Reincorporation, each share of our Common Stock will be converted into one share of Dirt Motor Sports common stock, each share of our Series B Preferred Stock will be converted into one share of Dirt Motor Sports series B preferred stock, and each share of our Series C Preferred Stock will be converted into one share of Dirt Motor Sports series C preferred stock. Any options to purchase shares of our Common Stock that are outstanding immediately prior to the Reincorporation will be converted in to options to purchase shares of Dirt Motor Sports common stock at the time of the Reincorporation. All of our officers and directors will become officers and directors of Dirt Motor Sports after the Reincorporation.

     The Reincorporation is subject to approval of the proposed Merger Agreement by our shareholders at the Meeting. The following is a summary of certain material provisions that will be contained in the proposed Merger Agreement which would govern the terms of the Reincorporation, and is qualified in its entirety by the terms of the proposed Merger Agreement, a copy of which is attached as Exhibit A.

Effective Time of the Agreement

     The Reincorporation contemplated by the proposed Merger Agreement will take place as soon as practicable. See the proposed Merger Agreement for a description of the conditions that the parties must satisfy prior to the closing.

Representations and Warranties

     We intend to make no representations or warranties in connection with the Reincorporation.

Covenants

     We intend to make no covenants in connection with the Reincorporation.

Conditions Precedent

     Our obligations and Dirt Motor Sports’ obligations under the proposed Merger Agreement are subject, among other things, to the following:

•	the approval of the Merger Agreement by the Company’s Board of Directors and shareholders;

•	obtaining all governmental approvals necessary to permit the consummation of the Reincorporation; and

•	absence of any legal judgment, order, injunction or decree that would prevent, make illegal or otherwise interfere with the consummation of the Reincorporation.

Contact Information

     Both the Company’s and Dirt Motor Sports’ principal executive offices are located at 2500 McGee Street, Suite 147, Norman, Oklahoma 73072, (405) 360-5047.

The Business of Dirt Motor Sports

     Dirt Motor Sports is a new corporation, formed by the Company for the specific purpose of conducting the Reincorporation. As such, Dirt Motor Sports has no prior business history.

Regulatory Approvals

     At any time before or after the completion of the Reincorporation, the Securities and Exchange Commission could seek to enjoin the Reincorporation or seek penalties or fines from the Company on grounds that the securities of the new company were issued to our shareholders in violation of federal securities laws. In addition, at any time before or after the completion of the Reincorporation, any state could take action under state securities laws that it deems necessary or desirable in the public interest. We believe that the issuance of stock in the new company will not violate any securities laws, that no federal or state regulatory requirements must be complied with and that no federal or state regulatory approval must be obtained in connection with the Reincorporation. However, we cannot assure you that there will be no challenge to the Reincorporation or if such a challenge is made, what the result will be.

Accounting Treatment of the Reincorporation

     The Reincorporation contemplates only a reincorporation of the Company in a new jurisdiction. As a result, the transactions under the proposed Merger Agreement are not deemed to be an acquisition for accounting purposes.

Dissenter’s Rights

     Under Colorado law, our shareholders are not entitled to dissenter’s rights with respect to the Reincorporation.

Dirt Motor Sports Common Stock

     Under Dirt Motor Sports’ Articles of Incorporation, Dirt Motor Sports is authorized to issue 100,000,000 shares of Common Stock par value $.0001 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share, of which 8,000 have been designated as series B preferred stock and 2,500 have been designated as series C preferred stock with rights and preferences identical to the rights and preferences of our Series B Preferred Stock and Series C Preferred Stock, respectively. As of June 7, 2005, there were 1000 shares of Dirt Motor Sports’ common stock issued and outstanding and held by us. After the Reincorporation, Shares of Dirt Motor Sports will continue to trade on the OTC-Bulletin Board. Holders of Dirt Motor Sports common stock may cast one vote for each of the directors nominated in the election of directors for each share held, and one vote for any other matter. Holders of Dirt Motor Sports common stock do not have any preemptive rights to acquire any additional securities issued by the Company, nor do they have cumulative voting rights. Under Dirt Motor Sports’ Certificate of

Incorporation, so long as shares of its series B preferred stock or series C preferred stock are outstanding, Dirt Motor Sports may not pay any dividend on its common stock unless it has have first paid all accrued and unpaid dividends on the outstanding shares of series B preferred stock and series C preferred stock.

Comparison of Ownership of Our Common Stock and Dirt Motor Sports Common Stock

     At the effective time of the Reincorporation, our shareholders will become shareholders of Dirt Motor Sports. Accordingly, after the merger, the rights of our shareholders will cease to be governed by Colorado law applicable to corporations and our Articles of Incorporation and bylaws and will be governed by Delaware law applicable to corporations and Dirt Motor Sports’ Certificate of Incorporation and bylaws. The following summarizes some of the differences between the current rights of our shareholders and those of shareholders of Dirt Motor Sports following the merger.

Our Common Stock	Dirt Motor Sports Common Stock
MANAGEMENT

Under the Colorado Business Corporation Act (“CBCA”), the business and affairs of a Colorado corporation are managed by or under the direction of its board of directors. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors. Our Articles of Incorporation provide for a board consisting of not less than 3 members. Our bylaws also provide that any vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors then in office. In addition, under the CBCA, vacancies may be filled by our shareholders. Although the CBCA provides that a director may be removed by the shareholders with our with out cause, our bylaws provide that a director may be removed only for cause, at any special meeting of shareholders by the affirmative vote of the holders of majority of all outstanding voting stock entitled to vote.

Each share of Common Stock entitles its holder to cast one vote on matters as to which voting is permitted or required by Colorado law, including the election of directors, amendments to our articles of incorporation, mergers and other extraordinary transactions. Under our Articles of Incorporation, shareholders are not entitled to cumulate their votes for the election of directors.

Unless a greater vote is required by Colorado law, under our bylaws, matters requiring the vote of the common stock are approved by the affirmative vote of a majority of shares represented and entitled to vote at a meeting of shareholders at which a quorum is present.

Our Articles of Incorporation permit the issuance of preferred stock. Issuances of preferred stock that have the
Under the Delaware General Corporation Laws (“DGCL”), the business and affairs of a Delaware corporation are managed by or under the direction of its board of directors, whose members are generally elected by a plurality vote of stockholders at which a quorum is present. The Dirt Motor Sports Certificate of Incorporation provide for a board consisting of not less than 1 nor more than 9 members. The Dirt Motor Sports bylaws provide that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the directors remaining in office. Any director or the entire Dirt Motor Sports board may be removed, with or without cause, by the vote of a majority of the shares of common stock entitled to vote at an election of directors.

Each share of Dirt Motor Sports common stock entitles its holder to cast one vote on matters as to which voting is permitted or required by Delaware law, including the election of directors and amendments to the Dirt Motor Sports certificate of incorporation, mergers and other extraordinary transactions. Shareholders are not entitled to cumulate their votes for the election of directors.

Under Delaware law the affirmative vote of a majority of the outstanding shares to approve mergers and other extraordinary transactions.

The Dirt Motor Sports certificate of incorporation permit the issuance of preferred stock. Issuances of classes or series of preferred stock that have the right to elect a designated director or directors could adversely affect the ability of the holders of common stock to elect a majority of the Dirt Motor Sports board of

Our Common Stock	Dirt Motor Sports Common Stock
right to elect a designated director or directors could adversely affect the ability of the holders of common stock to elect a majority of our Board of Directors.	directors.
VOTING RIGHTS

Under the CBCA, the affirmative vote of the shares entitled to vote upon an action are required to approve the action, including certain mergers. Approval by the shareholders of the surviving corporation on a plan of merger is not required if:

(a) The articles of incorporation of the surviving corporation will not differ, except for certain immaterial amendments, from its articles of incorporation before the merger;

(b) Each shareholder of the surviving corporation whose shares were outstanding immediately before the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger;

(c) The number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and

(d) The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of participating shares outstanding immediately before the merger.
As permitted by the DGCL, Dirt Motor Sports’ Certificate of Incorporation require affirmative vote of the holders of a majority of the outstanding shares to approve some mergers. The approval of stockholders of the surviving corporation is not required, however if:

(1) the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation,

(2) each share of stock of such constituent corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger, and

(3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

BUSINESS COMBINATIONS
The CBCA does not specifically address business combinations with interested shareholders.	The DGCL contains provisions that restrict, for a period of three years, business combinations with interested stockholders, however Dirt Motor Sports has elected not to be covered by these statutes, but it could do so at any time by amending the Dirt Motor Sports Certificate of Incorporation, with stockholder approval.
AMENDMENTS
An amendment to our Articles of Incorporation will be approved if a majority of the shares represented and entitled to vote on the amendment approve the amendment.	Under the DGCL, a majority vote of the outstanding shares of each voting group entitled to vote is required to amend the articles of incorporation. Under the Dirt Motor Sports bylaws, the board of

Our Common Stock	Dirt Motor Sports Common Stock

Under the CBCA, the directors may, with certain exceptions, amend the bylaws at any time to add, change, or delete a provision, unless the bylaws provide otherwise. In addition, our shareholders may amend the bylaws even though the bylaws may also be amended by the board of directors.

directors may amend, adopt or repeal the bylaws; however, the stockholders have the right to amend, repeal or adopt these same bylaws. Furthermore, stockholders may restrict the right of the board of directors to amend, alter or repeal a particular bylaw.

DIVIDENDS AND DISTRIBUTIONS

Pursuant to Colorado law, distributions may be made to shareholders unless (a) the Company would not be able to pay its debts as they become due in the usual course of business, or (b) our total assets would be less than the sum of its total liabilities plus any amount owed, if it would be dissolved at the time of distribution, to shareholders with preferential rights superior to those receiving the distribution.
Under the DGCL, Dirt Motor Sports is permitted to pay dividends or make other distributions with respect to its stock out of its surplus or, or if there is no surplus, out of its net profits for the fiscal year in which the dividend or distribution is declared and/or the preceding fiscal year, except to the extent that such dividend or distribution would reduce the capital of the company to below the aggregate capital represented by the issued and outstanding stock of all classes having a preference with respect to the distribution of assets.

INDEMNIFICATION

The CBCA and our Articles of Incorporation permit that we may indemnify a person made a party to a proceeding because the person is or was a director, officer or employee against liability incurred in the proceeding if that person:

(a) conducted himself in good faith;

(b) reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation’s best interests; and (ii) in all other cases, that his conduct was at least not opposed to the corporation’s best interests; and

(c) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

The conduct of a director or officer with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is deemed to be good faith conduct if such conduct was at least not opposed to the corporation’s best interest. The conduct of a director or officer with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to be good faith conduct.

Under the CBCA, a corporation may not indemnify a director in connection with (a) a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) any other proceeding charging that the director derived an improper
The DGCL permits, and the Dirt Motor Sports Certificate of Incorporation provides, that Dirt Motor Sports will indemnify any director or officer of Dirt Motor Sports for any liability and expenses actually and reasonably incurred in connection with or resulting from any threatened, pending or completed civil, criminal, administrative or investigative action, suit or proceeding in which he may become involved by reason of his being or having been a director or officer of Dirt Motor Sports; if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful; except that, with respect to expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall deem that such indemnification is proper.

Our Common Stock	Dirt Motor Sports Common Stock

personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

Any indemnification provided by a corporation under the CBCA in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

The CBCA also provides mandatory indemnification for a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, officer or employee against reasonable expenses incurred by him or her in connection with the proceeding.

INSPECTION RIGHTS

Under the CBCA, a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, any of the following records of the corporation if the shareholder gives the corporation written demand at least five business days before the date on which the shareholder wishes to inspect and copy such records: (a) the articles of incorporation; (b) bylaws; (c) minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years; (d) all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group; (e) a list of the names and business addresses of its current directors and officers; (f) A copy of its most recent periodic report delivered to the Colorado Secretary of State; and (g) all annual and published financial statements prepared for periods ending during the last three years.

In addition, but subject to certain procedural requirements described below, a shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder and gives the corporation written demand at least five business days before the date on which the shareholder wishes to inspect and copy (a) excerpts from minutes of any meeting of the board of directors or from records of any action taken by the board of directors without a meeting, minutes of any meeting of the shareholders or records of any action taken by the shareholders without a meeting, excerpts of records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, and waivers of notices of any meeting of the shareholders or the board of directors or any committee of the board of directors; (b) accounting
The DGCL provides that any stockholder may, upon written demand, inspect, in person or by attorney or other agent, and make copies and extracts of its stock ledger, a list of its stockholders, and its other books and records; provided the stockholder makes a written demand describing the purpose of the review, the demand is for a proper purpose, and the records are related to its purpose.

Our Common Stock	Dirt Motor Sports Common Stock

records of the corporation; and (c) the record of shareholders required to be kept by the corporation under the CBCA. A shareholder may inspect and copy the above described records only if:
(a) the shareholder has been a shareholder for at least three months immediately preceding the demand to inspect or copy or is a shareholder of at least five percent of all of the outstanding shares of any class of shares of the corporation as of the date the demand is made;

(b) the demand is made in good faith and for a proper purpose;

(c) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect; and

(d) the records are directly connected with the described purpose.

VOTING PROCEDURES

Special Meetings

The CBCA permit special meetings of shareholders to be called by the president, the board of directors, upon the written demand for the meeting, stating the purpose or purposes for which it is to be held, by the holders of not less than on-tenth of all shares entitled to vote on the issue proposed to be considered at the meeting, or by legal counsel to the Company. In addition, our bylaws permit our Chairman and the Chief Executive Officer to call a special meeting of shareholders.

As permitted by the DGCL, Dirt Motor Sports’ bylaws permit special meetings of stockholders to be called by the chairman of the board, the president, the board of directors or upon the written request of the holders of at least ten percent (10%) of all the shares entitled to vote at the proposed special meeting.

Action Without Meeting

The CBCA allows the shareholders to act without a meeting by written consent upon the signing of a consent by all shareholders entitled to vote thereon setting forth the action to be taken.	The DGCL permits stockholders of a Delaware corporation to act without a meeting by written consent, signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

DISSENTERS’ OR APPRAISAL RIGHTS

The CBCA provides, subject to the exception below, that a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

    (i) approval by the shareholders of that corporation is required under the CBCA or by the articles of

The DGCL provides, subject to the exception below, that stockholders who comply with procedural requirements of the DGCL are entitled to appraisal rights with respect to the stockholder’s shares upon any merger or consolidation for which stockholder approval required, if the stockholder continuously holds such shares through the effective date of the merger or consolidation and has neither voted in favor of the merger or consolidation nor consented thereto in writing; provided , however, that no appraisal rights shall be available for the shares of any class or series of stock, which, at the record date fixed to determine the

Our Common Stock	Dirt Motor Sports Common Stock

incorporation for the merger; or

    (ii) The corporation is a subsidiary that is merged with its parent corporation;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section the CBCA; and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to the CBCA.

A shareholder is not entitled to dissent and obtain payment, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of the action.
stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either

(a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or

(b) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the surviving corporation in a merger, if the merger did not require for its approval the vote of the stockholders of the surviving corporation, unless the stockholders, unless, the stockholders are required to accept for their stock anything except:

    (i) Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

    (ii) Shares of stock of any other corporation, or receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

(iii) Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (i) and (ii) above; or
(iv) Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (i), (ii) and (iii) above.

LIQUIDATION/DISSOLUTION

Under the CBCA a dissolution may be initiated by the board of directors and approved by the holders of a majority of all the votes entitled to be cast on the Proposal.	Under the DGCL and Dirt Motor Sports’ Certificate of Incorporation, a dissolution may be initiated by the directors and approved by the holders of a majority of the outstanding voting shares of the corporation.

DERIVATIVE ACTIONS

Under the CBCA, no action may be brought by a shareholder in the right of a domestic corporation, and no action may be commenced in Colorado by a shareholder in the right of a foreign corporation, unless the plaintiff was a shareholder of the corporation at the time of the
Under the DGCL, a plaintiff must state in the compliant filed in any derivative suit that the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon

Our Common Stock	Dirt Motor Sports Common Stock

transaction of which the plaintiff complains or the plaintiff is a person upon whom shares or voting trust certificates thereafter devolved by operation of law from a person who was a shareholder at such time.

such stockholder by operation of law.
In any action pending, instituted, or maintained in the right of any domestic or foreign corporation by a shareholder holding less than five percent of the outstanding shares of any class, unless the shares held have a market value in excess of twenty-five thousand dollars, the corporation in whose right the action is commenced is entitled, at any time before final judgment, to require the plaintiff to give security for the costs and reasonable expenses which may be directly attributable to and incurred by it in the defense of such action or may be incurred by other parties named as defendant for which it may become legally liable, but not including fees of attorneys. The amount of security required may from time to time be increased or decreased, in the discretion of the court, upon showing that the security provided has or may become inadequate or is excessive. If the court finds that the action was commenced without reasonable cause, the corporation shall have recourse to the security in such amount as the court shall determine upon the termination of such action.

TRANSFERABILITY

Shares of our Common Stock are freely transferable, except for shares issued to our “affiliates” and shares deemed to be restricted securities under state and federal securities laws. Shares of our Common Stock currently trade on the OTC-Bulletin Board under the symbol “BMSR.”
Shares of Dirt Motor Sports common stock will be freely transferable, except for shares issued to “affiliates” of Dirt Motor Sports and shares deemed to be restricted securities under state and federal securities laws. Upon completion of the Reincorporation Dirt Motor Sports common stock will trade on the OTC-Bulletin Board under the symbol “DIRT.”

FIDUCIARY DUTIES

Under Colorado law, directors are charged with the duty to exercise their powers in good faith and with a view to the interests of the corporation.	Under Delaware law, the directors of Dirt Motor Sports owe fiduciary duties of good faith, loyalty and fair dealing to its stockholders in its management of Dirt Motor Sports’ affairs.

Shareholders’ Voting

     The Company has been advised that shareholders owning an aggregate of at least 9,899,805 shares of Common Stock (constituting approximately 67.8% of the issued and outstanding shares of Common Stock of the Company as of June 17, 2005) and all shares of Series B Preferred Stock and Series C Preferred Stock intend to vote in favor of Proposal II, thereby assuring that the approval of the Reincorporation.

PROPOSAL III — 2004 LONG TERM INCENTIVE PLAN

General Information

     The Company’s 2004 Long Term Incentive Plan (as amended) was adopted on July 30, 2004. An aggregate of 3,500,000 shares of Common Stock has been reserved for issuance upon the exercise of options and restricted stock awards granted under the Plan, subject to approval of the Plan by our shareholders. Options that are forfeited, terminated, expire unexercised, or exchanged for other options may be granted at a later date.

Purpose

     The purpose of the Plan is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward Directors, executive officers, and other key employees and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s shareholders.

Stock Subject to the Plan

     Under the terms of the Plan, as amended, we may grant options, stock appreciation rights awards of shares of Common Stock containing certain restrictions, dividend equivalents or other stock based awards (collectively, “Plan Awards”) with respect to an aggregate of 3,500,000 shares of Common Stock.

Administration of the Plan

     The Compensation Committee shall administer the Plan. The Committee shall consist of at least two persons and all Committee members shall be “disinterested persons” within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act. The members of the Committee are appointed by and serve at the pleasure of the Board of Directors.

     The Committee has full authority, subject to the provisions of the Plan, to determine the employees to whom Plan Awards are to be granted, the number of shares of Common Stock represented by each Plan Award and the time or times at which Plan Award shall be granted. The Committee is also authorized to prescribe the terms, conditions and restrictions of each Plan Award and to amend the terms, conditions and restrictions of Plan Awards, subject to applicable legal restrictions and the consent of Plan Award recipient, and to take all other actions necessary or advisable for the administration of the Plan.

     Incentive stock options (“Incentive Options”) may be granted pursuant to the Plan. Such options are intended to be incentive stock options as determined in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

     The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Eligibility for Plan Awards

     Plan Awards may be granted to selected employees and consultants of the Company or our subsidiaries (the “Participants”) in consideration for services provided to us or our subsidiaries; provided, however, that no Incentive Option may be granted to any individual who is not an employee of the Company or one of its subsidiaries on the date of grant. During any calendar year, no Participant may be granted Plan Awards that may be settled by delivery of more than 400,000 shares of Common Stock, subject to adjustment upon certain corporate events described in the Plan.

Options under the Plan

     The exercise price for any Incentive Option granted under the Plan shall be not less than 100% of the fair market value per share on the date of grant of such Option. In the event that an Incentive Option is granted to any person who, at the time such Incentive Option is granted, owns more than ten percent of the total combined voting power of classes of the Company’s shares or of any of our subsidiaries (a “Ten Percent Stockholder”), then the exercise price of the shares shall be not less than 110% of the fair market value of the shares on the date the Incentive Option is granted. The exercise price under any nonstatutory option granted under the Plan shall be such amount as the Committee may deem appropriate. If there is a public market for the Common Stock and it is listed on a stock exchange, fair market value means the closing sales price of the Common Stock per share as reported in the Wall Street Journal as of the date of grant.

     Any Option granted under the Plan is exercisable at such times, under such conditions (including, without limitation, performance criteria with respect to the Company or the Participant), in such amounts and during such period or periods as the Committee determines on the date of the grant of such Option. Such Options, however, shall not be exercisable after the expiration of ten years from the date such Option is granted. In the case of an Incentive Option granted to a Ten Percent Stockholder, the Incentive Options shall not be exercisable after the expiration of five years from the date the Incentive Option is granted.

     Payment for the Common Stock acquired upon exercise of an Option shall be made in cash, by certified check or, if authorized by the Committee, by delivery of other shares of Common Stock having a fair market value on the date of delivery equal to the aggregate exercise price of the Shares as to which the Option is being exercised, or by any combination of such methods or by any other method of payment as may be permitted by applicable law.

     Incentive Stock Options that are granted to Participants under the Plan, which allow such Participants to purchase in excess of $100,000 (calculated as of the time the Option is granted) of Common Stock in any one calendar year under the Plan and all of the Company’s other plans, will be considered nonstatutory options that are not entitled to the favorable tax treatment provided under Section 422 of the Code.

     The Committee may determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, shares of Common Stock, other Plan Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which shares of Common Stock will be delivered or deemed to be delivered to Participants.

     In general, if an Optionee ceases to be an employee of the Company, he or she may exercise any Options during the three-month period (or such other period as may be specified by the Committee in an Award Agreement) following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment.

Automatic Grant to Nonemployee Directors

     After approval of the Plan by our shareholders, upon initial election to the Board, each new Nonemployee Director (as defined in the Plan) will receive a nonqualified option to purchase 75,000 shares of our Common Stock, vesting in annual installments of 25,000 shares, over a three year period (but only if such Nonemployee Director is a Nonemployee Director at the time of vesting) (the “Initial Grant”). At the end of each three-year period following the date of the Initial Grant, a continuing Nonemployee Directors will receive an additional Nonqualified Stock Option to purchase 75,000 shares of Common Stock immediately upon re-election as a director of the Company. Each such additional option will also vest in annual installments of 25,000 shares over a three-year period (but only if such Nonemployee Director is a director of the Company at the time of vesting).

     The exercise price of options granted to Nonemployee Directors is equal to the fair market value of a share of our Common Stock on the date of the grant of the option. If a Nonemployee Director is not reelected, resigns, or is removed from our Board of Directors for any reason, then any unvested portion of the option terminates.

Other Plan Awards Under the Plan

     The Committee may grant other Plan Awards in the form of restricted or deferred Stock, stock appreciation rights, dividend equivalents or other stock based compensation under the Plan in accordance with the terms and conditions set forth in an agreement between the Company and the Participant. The terms, conditions and restrictions of such Plan Awards shall be determined by the Committee on the date of grant.

Capitalization Adjustments; Merger

     Subject to any required action by the Company’s shareholders, the number of shares of Common Stock covered by each outstanding Option (as well as the exercise price covered by any outstanding Option), and each other outstanding Plan Award granted (but still subject to restrictions) and the aggregate number of shares of Common Stock that have been authorized for issuance under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, payment of a stock dividend with respect to the Common Stock or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan.

Term and Termination of the Plan

     The Plan will continue in effect for a term of ten years, unless sooner terminated. The Committee may terminate the Plan at any time in its sole discretion. No Plan Awards may be granted after the Plan is terminated. The termination of the Plan, or any amendment thereto, shall not affect any shares of Common Stock previously issued to a Participant, or any Plan Awards previously granted under the Plan to a Participant.

Restriction on Transfer and Sale of Plan Awards

Basic Restriction

     During the lifetime of a person to whom an incentive option has been granted under the Plan, such option may be exercised by the optionee only and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

Securities Act Rule 144

     Any person who is an “affiliate” of the Company, as defined in Rule 144 under the Securities Act, may not reoffer or resell shares of Common Stock acquired hereunder except (i) pursuant to a separate prospectus that would have to be prepared and filed with the Commission in order to register the shares to be reoffered and resold in accordance with the Securities Act and the Commission’s rules and regulations thereunder, or (ii) pursuant to Rule 144 under the Securities Act. Rule 144, among other things, limits the maximum number of shares of Common Stock that may be sold for the account of an affiliate of the Company within any three-month period.

     Rule 144 defines an “affiliate” of an issuer as a person that directly or indirectly through one of more intermediaries controls, is controlled by, or is under common control with such issuer. Whether a person controls, is controlled by, or is under common control with the Company is a question of fact. Directors, executive officers, holders of more than 10% of the Company’s Common Stock, and persons with power to manage and direct the policies of the Company may be regarded as “affiliates” of the Company. Each such person should seek legal advice before making any “offer for sale,” “offer to sell,” or “offer” of any shares of Common Stock acquired hereunder. Failure to comply with the applicable rules and regulations of the Commission may result in either criminal or civil penalties, or both.

Exchange Act Section 16

     Plan participants who are directors or officers of the Company or who own beneficially ten percent or more of the equity securities of the Company are subject to the provisions of Section 16 of the Exchange Act. Section 16(a) of the Exchange Act requires that such persons report to the Commission, on the appropriate form, beneficial ownership (and changes in beneficial ownership) of equity securities of an issuer. Therefore, Plan participants subject to

Section 16(a) are required to report to the Commission their beneficial ownership of any Options and any Common Stock, together with any transfers of beneficial ownership of any shares of Common Stock beneficially owned by such participant.

     Under Section 16(b) of the Exchange Act, if a person subject to its provisions purchases and sells, or sells and purchases, any equity securities of an issuer within any period of less than six months, that person may be accountable to the issuer for all profits realized from such transactions. Therefore, Plan participants subject to Section 16 may be liable to the Company for any profit realized upon the purchase and sale, or sale and purchase, of any Common Stock within a six-month period.

New Plan Benefits

     The following table sets forth the benefits to be received by (i) each of the Named Executive Officers, (ii) the executive officers as a group, (iii) the non-executive directors and (iv) the non-executive officer employees.

NEW PLAN BENEFITS

2004 Long Term Incentive Plan

Name and Position	Dollar Value ($)	Number of Units

Paul A. Kruger	$308,000	100,000 shares(1)
Bobby H. Hartslief	308,000	100,000 shares(1)
Brian M. Carter	834,000	300,000 shares(2)
Joseph G. Dickey	834,000	300,000 shares(2)
Executive Officers as a Group	(3)	(3)
Non-Executive Director Group	(4)	(4)
Non-Executive Officer Employee Group	(3)	(3)

(1)	On October 8, 2004, each of Messrs. Kruger and Hartslief were granted an option to purchase 50,000 shares of our Common Stock at an exercise price of $3.50 per share, plus were awarded an additional 50,000 restricted shares of Common Stock. The options and restricted shares vest in equal installments over three years.

(2)	On February 1, 2005, each of Messrs. Carter and Dickey were granted an option to purchase 300,000 shares of our Common Stock at an exercise price of $3.65 per share in connection with entering into their respective employment agreements. The options vest 25% immediately and the remainder over three years, 25% on the each anniversary date of their employment. These options were issued subject to approval of the Plan by the Stockholders.

(3)	Actual participation in the Plan will be determined in the sole discretion of the Committee. Therefore, the number of Participants who are Executive Officers participating in the Plan in the next fiscal year cannot be determined precisely nor can the benefits or amounts that will be received by or allocated to each of the

Participants. Similarly, the benefits which will be allocated to the executive officers cannot be determined at this time.

(4)	The Plan provides for an automatic grant to each non-employee director of options to purchase 75,000 shares of Common Stock upon the non-employee director’s initial election to our Board of Directors, and an additional grant of options to purchase 75,000 shares our Common Stock upon the re-election to our Board of Directors immediately following each three-year anniversary of such non-employee director’s initial election to the Board of Directors.

Reasons For Authorization And Vote Required

     The Plan is being submitted to the shareholders for approval pursuant to Section 162(m) of the Code and the rules thereunder and it will not become effective until it is approved by the Company’s shareholders. Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Meeting

Shareholders’ Voting

     The Company has been advised that shareholders owning an aggregate of at least 9,899,805 shares of Common Stock (constituting approximately 67.8% of the issued and outstanding shares of Common Stock of the Company as of June 17, 2005) intend to vote in favor of Proposal II, thereby assuring that the approval of the Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information concerning the compensation paid by the Company for services rendered in all capacities to the Company from January 1, 2003 through our fiscal year ended September 30, 2004, of our Chief Executive Officer and our other executive officers who earn in excess of $100,000.

SUMMARY COMPENSATION TABLE

Annual Compensation					Awards
					Restricted	Securities
				Other Annual	Stock	Underlying
Name and Principal	Fiscal	Salary	Bonus	Compensation	Awards	Options/
Position	Year	($)	($)	($)	($)	SARS (#)

Paul A. Kruger	2003	0	0	0	0	0
Chairman/CEO/President	2004	135,000	0	0	0	0

Bobby H. Hartslief	2003	40,000	0	0	0	0
COO/Director	2004	109,500	0	0	0	0

Brian M. Carter	2003	0	0	0	0	0
Chief Financial Officer	2004	0	0	0	0	0

Joseph G. Dickey	2003	0	0	0	0	0
Chief Administrative Officer	2004	0	0	0	0	0

     There are no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to our executive officers. No other compensation except for that described above was paid or distributed during the last fiscal year to our executive officers. Except as described below under “Employment Contracts,” there are no compensatory plans or arrangements, with respect to any of our executive officers, which result or will result from the resignation, retirement or any other termination of such individual’s employment with us or from a change in control of the Company or a change in the individual’s responsibilities following a change in control. No stock options, stock appreciation rights or other stock based incentives were awarded to any of our named executive officers during fiscal 2004.

Employment Contracts

     We also entered into three year employment agreement with Mr. Kruger in June 2004 pursuant to which we agreed to employ Mr. Kruger as Chief Executive Officer at an annual salary of $180,000. After the three year term, the employment agreement will automatically renew for successive one year terms unless either terminates the agreement at the end of the then current term, by ninety days prior written notice. If we terminate the agreement without cause, or Mr. Kruger terminates the agreement due to a Constructive Termination, as defined in the agreement, prior to the end of its then current term, then Mr. Kruger shall, for the remainder of the then current term, continue to receive the salary provided for under the agreement as if the agreement had not been terminated.

     We entered into three year employment agreement with Mr. Hartslief in June 2004 pursuant to which we agreed to employ Mr. Hartslief as Chief Operating Officer at an annual salary of $180,000. After the three year term, the employment agreement will automatically renew for successive one year terms unless either terminates the agreement at the end of the then current term, by ninety days prior written notice. If we terminate the agreement without cause, or Mr. Hartslief terminates the agreement due to a Constructive Termination, as defined in the agreement, prior to the end of its then current term, then Mr. Hartslief shall, for the remainder of the then current term, continue to receive the salary provided for under the agreement as if the agreement had not been terminated.

     On February 1, 2005, we entered into three year employment agreement with Mr. Carter pursuant to which we agreed to employ Mr. Carter as Chief Financial Officer at an annual salary of $180,000. After the three year term, the employment agreement will automatically renew for successive one year terms unless either terminates the agreement at the end of the then current term, by ninety days prior written notice. If we terminate the agreement without cause, or Mr. Carter terminates the agreement due to a Constructive Termination, as defined in the agreement, prior to the end of its then current term, then Mr. Carter shall, for the remainder of the then current term, continue to receive the salary provided for under the agreement as if the agreement had not been terminated.

     On January 28, 2005, we entered into three year employment agreement with Mr. Dickey pursuant to which we agreed to employ Mr. Dickey as Chief Administrative Officer at an annual salary of $150,000. After the three year term, the employment agreement will automatically renew for successive one year terms unless either terminates the agreement at the end of the then current term, by ninety days prior written notice. If we terminate the agreement without cause, or Mr. Dickey terminates the agreement due to a Constructive Termination, as defined in the agreement, prior to the end of its then current term, then Mr. Dickey shall, for the remainder of the then current term, continue to receive the salary provided for under the agreement as if the agreement had not been terminated.

Executive Compensation

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might be incorporated by reference in future filings, including this Information Statement, in whole or in part, the following shall not be incorporated into any such filings.

Background

     Upon election and appointment of the 7 member Board of Directors (as provided above), an independent Compensation Committee shall be established made up solely of non-employee directors who do not participate in any of the compensation plans they administer. The Compensation Committee shall approve all compensation paid or awarded to our executive officers. The Committee’s executive compensation objective will be to maximize shareholder value by attracting, rewarding and retaining highly qualified, productive and motivated individuals who will assist us in achieving our strategic plans and goals. The key components of our executive compensation are base salary, short term rewards and long term incentives.

Base Salary

     The factors considered in setting base salaries include (but are not necessarily limited to) salaries paid to persons holding comparably-responsible positions at other similarly-situated companies; the applicable cost of living; the Company’s overall financial performance; the individual’s past performance and potential with the Company; and input from the Chief Executive Officer. The consideration of additional factors and the weight given to any particular factor will be within the discretion of the Compensation Committee.

     The Compensation Committee will perform annual reviews and will establish base salaries, which the Committee believes are at levels competitive with industry and regional pay practices and economic conditions. In determining appropriate salary levels, the Committee will consider the individual’s level and scope of responsibility and performance contributions, as well as internal and market comparisons.

Short Term Rewards

     The size of individual, short term rewards is highly dependent on the financial performance and operating results of the Company each year. It is expected that short-term awards may vary significantly year-over-year, versus other forms of compensation.

The objective of a short term reward is to give executives a strong incentive to maintain focus on continuous improvement of results and meeting shareholder expectations. In addition, this element of the compensation program provides emphasis on short-term milestones against which we measure progress toward strategic goals. Short-term rewards generally would consist of cash bonuses.

Long Term Incentives

     Subject to shareholder approval of our 2004 Long Term Incentive Plan, the Committee may award stock options and other forms of equity based incentives to our executive officers under the Plan. The long-term incentives are intended to underscore the need for executives to maintain a focus on the strategic goals of the business. It balances the emphasis on long and short-term business objectives and reinforces that one should not be achieved at the expense of the other. Long term incentive awards are also intended to develop and retain strong management through share ownership and recognition of future performance. Long term incentives have less year-to-year variability due to these design considerations and the nature of the business as described.

Executive Compensation

     Within the framework described above, the Committee will determine the salary and bonus of our executive officers based on their leadership, the execution of business plans, and strategic results. The size and complexity of the business and experience are also key factors. The Committee will not use narrow, quantitative measures or formulas in determining our executive’s compensation.

Compensation of Directors

     The Company does not have any written employment agreements for its directors. The Company expects to adopt standard compensation arrangements with its newly elected director. These compensation arrangements are expected to include cash compensation for board and committee meetings attended.

CORPORATE GOVERNANCE

Board of Directors

     The Board of Directors and its committees perform a number of functions for the Company and its shareholders, including:

•	Overseeing the management of the Company on your behalf;

•	Reviewing our long-term strategic plans;

•	Exercising direct decision-making authority in key areas;

•	Selecting our executive officers and evaluating their performance; and

•	Reviewing development and succession plans for our top executives.

Corporate Governance Guidelines

     Our Board of Directors has adopted Corporate Governance Guidelines that govern the structure and functioning of our Board of Directors and set out policies on a number of governance issues. The Guidelines are posted on our internet site at www.dirtmotorsports.com. They also will be available to any shareholder on request to the Secretary at the Company’s address.

Director Independence

     The Corporate Governance Guidelines require that a majority of our Board of Directors consist of independent directors. In general, the Guidelines require that an independent director must have no material relationship with the Company, except as a director. The independence of a director is determined based on standards specified by the Nasdaq National Market’s Marketplace Rules and other facts and circumstances the Board of Directors considers relevant.

     The Company has reviewed business and charitable relationships between the Company and each non-employee nominated for election as a director to determine compliance with the independence standards described above and to evaluate whether there are any other facts or circumstances that might impair that nominee’s independence. Based on that review, the Company has determined that 5 of 6 of our non-employees nominated for election as directors are independent. It has been determined that Mr. Massey does not qualify as an independent director because of the Company’s business relationship with Outdoor Channel Holdings, Inc. related to television production and distribution of our racing programs.

Term of Office; Mandatory Retirement

     All the Company’s directors will stand for election at the annual meeting. The Company does not believe that there should be a limit on the number of terms for which an individual may serve as a director. Non-employee directors cannot stand for election after they have reached age 75.

Meetings and Committees of the Board of Directors

     The Board of Directors will meet on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It will also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. It is expected that Board of Directors will meet at least quarterly and more often as required to act on matters requiring Board approval.

Executive Sessions

     The non-employee directors of the Company will meet regularly in executive sessions, without the presence of any management directors or other management personnel, at least twice per year.

Annual Meeting Attendance

     As specified in the Corporate Governance Guidelines, it will be our policy that directors should make every effort to attend the annual meeting of shareholders.

Shareholder Communications

     Any shareholder wishing to send written communications to the Company’s Board of Directors may do so by sending them to the attention of our Corporate Secretary, at the Company’s principal executive offices. All such communications will be forwarded to the intended recipient(s).

Committees of the Board of Directors

     The Board of Directors will appoint a separate audit, compensation and nominating committee. Historically, the functions customarily attributable to those committees have been performed by the Board of Directors as a whole.

     The Board of Directors will establish a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating committee at the first meeting of the Board of Directors held after the meeting of shareholders on July 8, 2005.

Audit Committee

     The Company’s audit committee will be established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the Audit Committee will be to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee members will not be professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Audit Committee will provide advice and direction to management and the auditors based on information it receives from them, discussions with them, and the general business, financial and accounting experience of each committee member.

     Among other matters, the Audit Committee will review the professional services and independence of our independent auditors, as well as the adequacy of our accounting procedures and internal controls. The Audit Committee will be responsible for hiring the firm selected to be our independent public accountants, and for approving the fees paid to and monitoring the performance of such firm. The Audit Committee will also review the results and scope of the annual audit; reviews with management the status of internal accounting controls; evaluates any problem areas having a potential financial impact on us that may be brought to its attention by management, the independent public accountants or the Board of Directors; and evaluates all of our public financial reporting documents. The Audit Committee will pre-approve all auditing services and non-audit services performed by the independent auditors in accordance with the requirements of the Exchange Act.

     The Audit Committee will operate under a written charter to be adopted by the Board of Directors. This charter will require that the members of our Audit Committee meet the independence standards under the Nasdaq National Market’s Marketplace Rules. During 2004 and through the date of the meeting of shareholders, the Audit Committee was composed of Daniel Cathcart. Assuming his election as a member of the Board of Directors Mr. Rumsey has advised us that he would be willing to serve as Chairman of our Audit Committee. Mr. Rumsey is independent, as defined by Rule 4200(a)(14) of the NASD’s listing standards. The Company has determined that Mr. Rumsey is a financial expert as defined in Item 401(h)(2) of Regulation S-K under the Exchange Act. Upon election of the 7 member Board of Directors (as provided above), two additional members will be appointed to serve as members of our Audit Committee.

Compensation Committee

     The Company will establish a standing Compensation Committee. The Compensation Committee will recommend compensation for all executive officers and administers incentive compensation and benefit plans. The Compensation Committee will operate under a written charter adopted by the Board of Directors. The charter will require that the members of our Compensation Committee meet the independence standards under the Nasdaq National Market’s Marketplace Rules. Members of our Compensation Committee must also be “outside directors” under Section 162(m) of the U.S. Internal Revenue Code and must meet the definition of “independent director” for purposes of Section 16 of the Exchange Act. During 2004 and through the date of the meeting of shareholders, the Compensation Committee was comprised of Mr. Cathcart. Assuming his election as a member of the Board of Directors Mr. Miller has advised us that he would be willing to serve as Chairman of our Compensation Committee. Upon election of the 7 member Board of Directors (as provided above), two additional members will be appointed to serve as members of our Compensation Committee.

Corporate Governance and Nominating Committee

     The Company will establish a standing Corporate Governance and Nominating Committee. The Committee will adopt a Director Nominations Policy that describes the qualifications the Committee looks for in director candidates. The Policy adopted will also be posted on our internet website and is available free of charge on request to the Secretary at the Company’s address.

     The Committee will identify director candidates primarily through recommendations made by non-employee directors, employee directors and others, including search firms. The Committee will have the authority to engage consultants to help identify or evaluate potential director nominees but has not done so recently. All recommendations, regardless of the source, will be evaluated on the same basis against the criteria contained in the Policy.

     The Committee will also consider nominees recommended by “qualified shareholders” and submitted to the Committee in accordance with the Policy. To be considered a qualified shareholder, the shareholder, or group of shareholders making the recommendation, must have beneficially owned more than five percent of our outstanding shares of Common Stock for at least a year prior to making the recommendation. Qualified shareholders desiring to make such recommendations should submit such recommendations in accordance with the Policy to the Company Secretary at the Company’s address. The Board of Directors will evaluate candidates properly proposed by qualified shareholders in the same manner as all other candidates .

     The Corporate Governance and Nominating Committee will operate under a written charter to be adopted by the Board of Directors. We expect that this charter will require that the members of this Committee meet the independence standards under the Nasdaq National Market’s Marketplace Rules.

Additional Information

     Upon the adoption of the written charters for each committee, The Corporate Governance section of our internet website will be updated to contain additional information, including the adopted written charters for each committee of our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Kruger owns interest in an aircraft charter company, Hildalgo Trading, LLC, that the Company utilizes for travel services. The Company spent approximately $23,000 during the 2003 fiscal year and $58,225 during the 2004 fiscal year in utilizing this aircraft charter service.

     Mr. Kruger also leases an aircraft to Business Jet, another company that the Company utilizes for travel services. The Company spent approximately $66,000 during the 2003 fiscal year and $151,684 during the 2004 fiscal year with Business Jet for aircraft charter services.

     Mr. Kruger owns an interest in a real estate company, Onward, LLC, from which the Company has purchased three previously owned vehicles at fair market value, totaling $80,520 during the 2004 fiscal year. These purchases have been reviewed and approved by our Board of Directors. In addition to this, the company rents office space from a building owned and managed by Onward, LLC. The Company paid no rent to Onward, LLC during the 2003 fiscal year and paid $49,090 to Onward, LLC during the 2004 fiscal year.

     Mr. Richard F. Dahlson, a former director of the Company, is a partner with Jackson Walker L.L.P., a law firm that serves as outside legal counsel for the Company. The Company paid Jackson Walker L.L.P. $37,327 and $319,712 in legal fees during the 2003 and 2004 fiscal years, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received with respect to our fiscal year ended September 30, 2004, we believe that our officers, directors and persons who own more than 10% of a registered class of our equity securities have timely filed all reports required by Section 16(a) of the Exchange Act, except for Mr. Kruger, who was late in filing one transaction. In making this disclosure, we have relied solely on our review of the copies of such forms received by us with respect to fiscal 2004, or written representations from certain reporting persons.

SHAREHOLDER PROPOSALS

     No shareholder has submitted any proposal for shareholder action to be presented at the Meeting.

INDEPENDENT PUBLIC ACCOUNTANTS

Current Independent Accountants

     A representative from Murrell, Hall, McIntosh & Co., PLLP, our independent public accountants, will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and to answer any appropriate questions from shareholders.

Principal Accountant Fees and Services

Audit Fees

     Audit Fees. The company paid $133,748 in audit fees during the 2004 fiscal year. Of this, $36,848 was paid to Murrell, Hall, McIntosh & Co., PLLP, our current auditor of record, the remainder of the fees were paid to BDO Seidman, LLP, the Company’s prior auditor.

Audit Related Fees

     There were no fees billed for audit-related services not disclosed in “Audit Fees” above.

Tax Fees

     In fiscal 2004 and 2003, Murrell, Hall, McIntosh & Co., PLLP did not perform any tax related services and therefore there were no amounts billed for fees for tax services.

All Other Fees

     No other fees were billed for services rendered by the Company’s principal accountants for fiscal year 2004 and 2003.

Compatibility of Certain Fees with Independent Accountants’ Independence

     The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by Murrell, Hall, McIntosh & Co., PLLP in fiscal 2004. The new Audit Committee will adopt pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures will govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the auditor provides to the Company. It is expected that the Audit Committee will give its approval for the provision of audit services by Murrell, Hall, McIntosh & Co., PLLP for the fiscal year ending September 30, 2005. Services which have not received pre-approval will receive specific approval of the Audit Committee. The Audit Committee will be informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management.

Previous Independent Accountants

     On June 2, 2004, the Company dismissed BDO Seidman, LLP as our independent auditors. This decision was discussed and approved by our Board of Directors as we did not have a standing Audit Committee at that time. The report of BDO Seidman, LLP on our financial statements for our fiscal year ended September 30, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to, audit scope or accounting principles but, were qualified as to our ability to continue as a going concern. Further, during our 2003 fiscal year and through June 2, 2004, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference thereto in its report on the financial statements for such years. From our inception and through June 2, 2004, there were no reportable events of which we were notified by BDO Seidman, LLP.

Reports of the Audit Committee

     On an annual basis the Audit Committee will review and discuss the Company’s most recent audited financial statements with management, and will discuss with the Company’s independent registered public accounting firm the matters required to be discussed by SAS 61, as modified or supplemented, and will receive the written disclosures and letters as required by Independence Standards Board Standard No. 1, as modified or supplemented, and will discus with the Company’s independent registered public accounting firm its independence. Based on these reviews and discussions, the Audit Committee will then make its recommendation to the Board of Directors related to the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for each fiscal year for filing with the Securities and Exchange Commission.

OTHER BUSINESS

     The Company does not intend to bring any business before the Meeting other than those described herein and at this date the Company has not been informed of any matters that may be presented at the Meeting by others.

MISCELLANEOUS

     All costs incurred in the mailing of this Information Statement will be borne by the Company. The Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of information materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

     The Annual Report to Shareholders of the Company for the fiscal year ended September 30, 2004 accompany this Information Statement. The Annual Report is not to be deemed part of this Information Statement.

Paul A. Kruger
Chairman of the Board

Norman, Oklahoma
June 27, 2005

APPENDIX A

BOUNDLESS MOTOR SPORTS RACING, INC.
CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

     Boundless Motor Sports Racing, Inc. (“Boundless” or the “Company”) has adopted this Code of Business Conduct and Ethics (“Code”) to deter wrongdoing and to promote:

•	Integrity;

•	Honest and ethical conduct;

•	Full, fair, accurate, timely and understandable disclosure;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt detection and reporting of questionable behavior and violations of this Code; and,

•	Accountability for adherence to this Code.

     This Code applies to all directors, officers and employees of Boundless and its subsidiaries, regardless of the position he or she holds. An unyielding commitment to this Code is essential for our success.

     While this Code may not address every situation that might arise, it is intended to establish principles and guidelines that will govern your behavior as a representative of the Company. Your own good judgment is also critical. If you are ever in doubt as to the appropriate course of conduct, you should consult with your supervisor and/or a Company leader, as appropriate.

     Anyone who violates this Code is subject to discipline, including possible termination of employment without warning.

     You are also responsible to report violations of the Code by others. If you are aware of or suspect a Code violation, you should follow the reporting guidelines in the section below titled “Reporting Guidelines.” Anyone who retaliates against individuals who report suspected violations of this Code will themselves be subject to immediate discipline, including possible termination of employment without warning.

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Obeying All Laws, Rules and Regulations

     All Company representatives are expected to comply with all applicable local, state and federal laws and regulations, in the jurisdictions in which we operate. While you are not expected to know the details of every law or regulation that may apply to you, you are expected to use good judgment, seek advice from a supervisor and/or legal counsel, when necessary, and to follow both the letter and the spirit of these laws. In addition, you are expected to comply with all Company policies and procedures that apply to you, including, but not limited to, our Insider Trading Policy and Employee Handbook.

Business Information and Disclosures to Investors

     Our representatives are expected to communicate and record information accurately, honestly and in accordance with all applicable legal requirements as well as our system of internal controls. You are never authorized to knowingly record or maintain false or misleading information in our Company transaction documents, communications, books, records, accounts or financial statements.

     Those who use business expense accounts must obtain appropriate authorizations, accurately record expenses and provide expense receipts and documentation on a timely basis consistent with Company policy.

     As a public company, it is critical that our filings with the Securities and Exchange Commission (the “SEC”) be accurate, complete and timely. We have established a system of internal controls and procedures, as well as a Disclosure Committee, to assist us in the accurate and timely reporting of all material information, including information relating to our financial records and reports. You are expected to follow these controls and procedures to the extent they apply to you. If you become aware that our public disclosures are not accurate, complete or timely, or you become aware of a transaction or development that you believe may require disclosure, you should report that information immediately to a member of our Disclosure Committee or pursuant to the methods described below in the section titled “Reporting Guidelines.”

     Consistent with our obligation to provide the public with accurate, complete and timely disclosures of our business and financial condition, our chief executive officer and senior financial officers have an enhanced duty to ensure that these objectives are accomplished and, as a result, must:

•	maintain high standards of honest and ethical conduct and avoid any actual or apparent conflict of interest;

•	provide, or cause to be provided, full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

•	comply with all applicable governmental laws, rules and regulations; and

•	promptly report violations of this Code to our Audit Committee.

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Record Retention

     Records should always be retained or destroyed according to Company policy and applicable legal and regulatory requirements. In accordance with those policies, in the event of litigation or governmental investigation, you must preserve all possibly relevant documents and consult with your supervisor or management who will consult with outside legal counsel.

Conflicts of Interest

     You have a duty of loyalty to act in the best interests of the Company. As a result, you are expected to avoid situations and relationships that involve actual or potential conflicts of interest. A “conflict of interest” exists when your private interests interfere in any way with the interests of the Company. A conflict situation can arise when you take actions or have interests that may make it difficult to perform your work objectively and effectively. Conflicts of interest may also arise when you, or members of your family, receive improper personal benefits as a result of your position in the Company.

     Conflicts of interest are prohibited as a matter of policy, except as approved by the Board of Directors. Conflicts of interest may not always be obvious. Examples of situations that could be perceived as conflicts of interest and should be avoided include:

•	conducting Company business with an entity owned, partially owned or controlled by you or a member of your family;

•	ownership of more than one percent of the stock or interests of an entity that competes or does business with us (other than indirect ownership as a result of owning a widely-held mutual fund);

•	working as an employee or a consultant for a competitor, regulatory government entity, client or supplier of the Company;

•	engaging in any work for a third party that may adversely affect your performance or judgment on the job or diminish your ability to devote the necessary time and attention to your duties; or

•	appropriating or diverting to yourself or to others any business opportunity or idea in which the Company might have an interest.

     If you have a question regarding a potential conflict of interest, or become aware of a conflict or potential conflict, you should bring it to the attention of a supervisor, manager or other higher levels of management or consult the procedures described in the section titled “Reporting Guidelines.” In certain situations, it may be necessary to consult with our legal counsel.

Corporate Opportunities

     You are prohibited from taking advantage of personal opportunities that are discovered through your use of Company property, access to Company information or as a result of your position with the Company without the consent of our Board of Directors. No employee may use Company property, information, or position for improper personal gain, and no

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employee may compete with the Company directly or indirectly. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

Securities Laws and Insider Trading

     We maintain a separate Insider Trading Policy that you must comply with at all times. Included within this Insider Trading Policy are prohibitions, applicable to all directors, officers and employees having access to our internal financial statements or other material non-public information, against buying or selling shares of Boundless stock during designated “black-out” periods. You should familiarize yourself with these policies to ensure that you are in compliance, and if you have any questions at all, you should contact a supervisor or other member of management.

Antitrust Laws

     We are required to comply with the antitrust and unfair competition laws of the countries where we do business. These laws are complex and vary considerably from country to country. Actions that may violate the antitrust laws include:

•	Agreements that unduly limit a customer’s ability to sell a product, including establishing the resale price of a product or service; and

•	Agreements with competitors that harm customers, including price fixing and allocations of customers or contracts.

     Because the antitrust laws are broad and far-reaching, you should always obtain advice from a member of our management before engaging in any conduct or practice that may involve antitrust laws. In all situations where there is a question or doubt about a particular activity or practice, you should contact a supervisor or other member of our management.

Entertainment and Gifts

     The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers or suppliers. No gift or entertainment should ever be offered, given, provided or accepted by you or any member of your family unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Please discuss with your supervisor or other member of our management any gifts or proposed gifts which you are not certain are appropriate.

Workplace Discrimination and Harassment

     The diversity of our employees is one of our greatest assets. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate workplace discrimination or harassment of any kind.

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Alcohol and Drugs in the Workplace

     We have a responsibility to our employees to provide a safe workplace, including a drug and alcohol-free workplace. We reinforce our commitment by prohibiting employees from using, possessing, distributing or being under the influence of alcohol or illegal drugs at any time while on Company premises or performing Company business at any location.

Workplace Health, Safety and Environment

     We are committed to the safety and health of our employees. Providing and maintaining a safe work environment and instituting and following work practices to safeguard employees must be a primary consideration for all of us. Reviewing all of our businesses and identifying where we can act to improve safety awareness is an ongoing task to which the entire Company and each employee should be dedicated.

Confidentiality

     You must maintain the confidentiality of information entrusted to you by the Company or its customers, suppliers and competitors, except when disclosure is authorized by management or legally mandated. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. The obligation to preserve confidential information continues even after your employment with the Company ends.

Protection and Proper Use of Company Assets

     You are responsible for ensuring that appropriate measures are taken to properly protect the Company’s assets. You are expected to assist in the protection of all confidential and proprietary information, including technical, financial, marketing and other business information, which, if made available to our competitors or the public, would be advantageous to such competitors and detrimental to the Company. Protection of such information is critical to our ability to grow and compete.

     Our computer systems, electronic mail (e-mail), voice mail and Internet access are employer-provided technologies and Company property. The use of our computer systems, email, voice mail and Internet access are primarily for matters of concern to our operations, and not for communications of a personal nature. Such non-business related use should be on an infrequent basis. Employees may not use these assets to display, transmit or store inappropriate materials at any time.

Payments to Government Personnel

     We must comply with the anti-corruption laws of the countries in which we do business, including the U.S. Foreign Corrupt Practices Act (FCPA). You must never directly or indirectly offer or make a corrupt payment to any government official. The promise, offer or delivery to a governmental official or employee of a gift, favor or other gratuity in violation of these rules would not only violate this Code, but could also be a criminal offense.

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Amendments and Waivers to this Code for Directors and Executive Officers

     Any waiver from a provision of this Code for any of our directors or executive officers must be approved in advance by our Board of Directors. We will promptly disclose, in the manner required by any legal or stock exchange related regulations, any of the following:

•	the nature of any amendment to this Code that applies to any of our directors or executive officers; and

•	the nature of any waiver, including an implicit waiver, from a provision of this Code that is granted by our Board of Directors to any of our directors or executive officers.

Reporting Guidelines

     Reporting Violations of this Code

     If you suspect or know of violations of this Code or illegal or unethical business or workplace conduct, you have an obligation to contact your supervisor, or if reporting to such individual is inappropriate, contact the Company’s Human Resources Department or outside legal counsel. Such communications will be kept confidential to the extent feasible. If you are still not satisfied with the response, you may call our confidential help-line at (888) 572-2464. Our help-line strives to make sure that all questions or concerns are handled fairly, discreetly and thoroughly.

     We will treat any reported information in a confidential manner (consistent with appropriate evaluation and investigation) and will not take any acts of retribution or retaliation against you for making a good-faith report. Any employee, however, who files a report or provides evidence which they know to be false may be subject to disciplinary action, including termination of employment.

     Reporting Questionable Accounting or Auditing Matters

     In order to facilitate the reporting of complaints regarding accounting, internal accounting controls, or auditing matters (“Accounting Matters”), the Audit Committee of our Board of Directors has established the following procedures for (1) the receipt, retention and treatment of complaints regarding Accounting Matters and (2) the confidential, anonymous submission by employees of complaints or concerns regarding Accounting Matters.

     These procedures relate to complaints relating to any questionable Accounting Matters, including, without limitation, the following:

•	fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

•	fraud or deliberate error in the recording and maintaining of financial records of the Company;

•	deficiencies in or noncompliance with the Company’s internal accounting controls;

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•	misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

•	deviation from full and fair reporting of the Company’s financial condition.

     If you, or any individual outside of the Company, have a complaint or concern regarding Accounting Matters at the Company, you should contact our help-line at (888) 572-2464 or contact the Audit Committee of our Board of Directors by sending a letter to the following address:

Accounting Matters
Audit Committee of the Board of Directors
c/o Corporate Secretary
Boundless Motor Sports Racing, Inc.
2500 McGee Drive, Suite 147
Norman, Oklahoma 73072

     You may report your complaints or concerns anonymously and confidentially. The Audit Committee encourages you to supply contact information with your submission to facilitate clarification and any assistance with possible investigation. All complaints or concerns will be provided to the Chairman of the Audit Committee for review and will be retained in accordance with our document retention policies. To assist the Audit Committee in reviewing and, if necessary, investigating your complaints or concerns, please, to the extent possible, include the following information in your submission:

•	the alleged event, matter or issue that is the subject of the complaint or concern;

•	the name of each person involved;

•	if the complaint or concern involves a specific event or events, the approximate date and location of each event; and

•	any additional information, documentation or other evidence available to support the complaint or concern.

Non-Retaliation

     Retaliation in any form against (a) a person who reports a violation of this Code (even if the report is mistaken but was submitted in the good faith belief it was correct), or (b) against anyone who assists in the investigation of a reported violation, is a serious violation of this Code. Acts of retaliation should be reported immediately and may result in severe disciplinary action, including termination of employment without warning.

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Enforcement

     If our Board of Directors (or anyone acting under their supervision) determines, in their good faith discretion, that you have violated any provision of this Code, you may be subject to disciplinary action, including termination of your employment without warning.

8

AGREEMENT AND PLAN OF MERGER

among

BOUNDLESS MOTOR SPORTS RACING, INC.

and

DIRT MOTOR SPORTS, INC.

Dated June __, 2005

AGREEMENT AND PLAN OF MERGER

     Agreement and Plan of Merger, dated as of June ___, 2005 is entered into by and between Boundless Motor Sports Racing, Inc., a Colorado corporation (“Parent”), and Dirt Motor Sports, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Certain terms used herein but not otherwise defined shall have the meanings ascribed thereto in Exhibit A attached hereto.

     WHEREAS, the respective Boards of Directors of Parent and Merger Sub have determined that it is advisable and in the best interests of their respective shareholders to consummate the merger of Parent with and into Merger Sub (the “Merger”), upon the terms and subject to the conditions set forth herein; and

     WHEREAS, the respective Boards of Directors of Parent and Merger Sub have approved the transactions contemplated by this Agreement, subject to approval of such transactions by the shareholders of Parent and the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
THE MERGER

     Section 1.1       The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the applicable provisions of the DGCL and the CBCA, at the Effective Time, Parent shall be merged with and into the Merger Sub. As a result of the Merger, the separate corporate existence of Parent shall cease and Merger Sub shall continue as the surviving corporation of the Merger (the “Surviving Corporation”). The Merger is intended to qualify as a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

     Section 1.2       Effective Time. Subject to the terms and conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing, as soon as practicable after the Closing (as hereinafter defined), this Agreement or articles of merger (the “Articles of Merger”) with the Secretaries of State of the States of Delaware and Colorado, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL and the CBCA. The date and time of acceptance of the filing of the Articles of Merger with the Secretary of State of the State of Delaware (or such later time as shall be agreed to in writing by the parties hereto and specified in the Articles of Merger) will be the “Effective Time.” The Closing shall take place at 10:00 a.m. (Dallas time) on the Business Day immediately after the date on which all the conditions to Closing set forth in Article II hereto shall have been satisfied, at the offices of Jackson Walker, 2435 N. Central Expressway, Suite 600, Richardson, Texas 75080, or such other time, date and place as the parties shall agree.

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     Section 1.3       Effects of the Merger. Subject to Sections 1.4 and 1.5, the Merger shall have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, immunities, powers and franchises of Parent and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Parent and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     Section 1.4       Articles of Incorporation; Bylaws.

(a)       At the Effective Time and without any further action on the part of Parent or Merger Sub, the Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time, as amended or provided in the Articles of Merger, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided therein and under the DGCL.

(b)       At the Effective Time and without any further action on the part of Parent or Merger Sub, the bylaws of Merger Sub shall be the bylaws of the Surviving Corporation and thereafter may be amended or repealed in accordance with their terms or the terms of the articles of incorporation of the Surviving Corporation and as provided by law.

     Section 1.5       Directors and Officers.

(a)       At the Effective Time, the directors of Parent shall serve as directors of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Articles of Incorporation and Bylaws.

(b)       At the Effective Time, the officers of Parent shall serve as officers of the Surviving Corporation, in the capacities set forth opposite their names, until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Articles of Incorporation and Bylaws.

     Section 1.6       Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent of Merger Sub any holder of any shares of capital stock of Parent:

(a)       Each share of Parent Stock that is held in the treasury of Parent or of any of its subsidiaries shall be canceled and retired and no capital stock of the Surviving Corporation, or other consideration shall be paid or delivered in exchange therefore.

(b)       Each remaining outstanding share of Parent Common Stock shall be converted into the right to receive one share of Surviving Corporation Common Stock (the “Common Stock Merger Consideration”).

(c)       Each remaining outstanding share of Parent Series B Stock shall be converted into the right to receive one share of Surviving Corporation Series B Stock (the “Series B Merger Consideration”).

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(d)       Each remaining outstanding share of Parent Series C Stock shall be converted into the right to receive one share of Surviving Corporation Series C Stock (the “Series C Merger Consideration,” and together with the Common Stock Merger Consideration, and the Series B Merger Consideration, the “Merger Consideration”).

(e)       Each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Date shall be shall be canceled and retired.

     Section 1.7       Stock Options. All stock options outstanding at the Effective Time under Parent Stock Options shall be converted in accordance with this Agreement and the terms of the Parent Stock Options into options to receive shares of the Surviving Corporation upon the same terms and conditions as in existence immediately prior to the Effective Time.

     Section 1.8       Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of Parent or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Parent or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

     Section 1.9       Certain Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock, Parent Series B Stock, Parent Series C Stock shall have been changed into a different number of shares or different class of stock by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Merger Consideration shall be appropriately adjusted to provide the holders of Parent Common Stock, Parent Series B Stock and Parent Series C Stock the same economic effect, voting rights and other terms and designations as contemplated by this Agreement prior to any such event.

ARTICLE II
CONDITIONS

     Section 2.1       Conditions to the Obligations of Each Party. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or, if permissible, waiver by the party for whose benefit such conditions exist) of the following conditions:

(a)       No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition preventing or making illegal the consummation of the Merger shall be in effect; provided, however, that the parties hereto shall use all commercially reasonable efforts to have any such injunction, order, restraint or prohibition vacated.

(b)       Governmental and Regulatory Approvals. All regulatory approvals and other actions or approvals by any Governmental Entity required to permit the consummation of the Merger shall have been obtained and such approvals shall be in full force and effect.

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(c)       Shareholder Approval. The shareholders of Parent shall have approved the Merger in accordance with the CBCA.

(d)       Noteholder Approval. The holders of any issued and outstanding promissory notes issued by Parent shall have consented to the Merger in accordance.

ARTICLE III
TERMINATION

     Section 3.1       Termination. This Agreement may be terminated and the Merger contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after Parent Shareholder Approval shall have been received.

(a)       by the mutual written consent of Parent and Merger Sub; or

(b)       by either Parent or Merger Sub if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable.

ARTICLE IV
MISCELLANEOUS

     Section 4.1       Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects by written agreement of the parties hereto, pursuant to action taken by their respective Boards of Directors, at any time prior to the Effective Time with respect to any of the terms contained herein.

     Section 4.2       Entire Agreement; No Third-Party Beneficiaries. This Agreement: (a) constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 4.3       Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

     Section 4.4       Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

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     Section 4.5       Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     Section 4.6       Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. References to Articles or Sections, unless otherwise specified, are to Articles and Sections of this Agreement.

     IN WITNESS WHEREOF, Parent and Merger Sub caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

BOUNDLESS MOTOR SPORTS RACING, INC.
By:
Brian Carter
Vice President

DIRT MOTOR SPORTS, INC.
By:
Brian Carter
Vice President

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EXHIBIT A

Definitions

     “Business Day” means any day other than a Saturday, a Sunday, or a bank holiday in the State of Delaware.

     “CBCA” shall mean the Colorado Business Corporation Act.

     “Closing” shall mean the closing of the Merger.

     “Closing Date” shall mean the date of Closing.

     “DGCL” shall mean the Delaware General Corporation Law.

     “Effective Time” shall have the meaning set forth in Section 1.2.

     “Governmental Entity” shall mean any United States or foreign court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority, body, commission or agency.

     “Parent Common Stock” shall mean the common stock, par value $.0001 per share, of Boundless Motor Sports Racing, Inc.

     “Parent Shareholder Approval” shall mean approval of the Merger by the shareholders of Parent in accordance with the CBCA.

     “Parent Series B Stock” shall mean the series B preferred stock, par value $0.01 per share, of Boundless Motor Sports Racing, Inc.

     “Parent Series C Stock” shall mean the series C preferred stock, par value $0.01 per share, of Boundless Motor Sports Racing, Inc.

     “Parent Stock Option” shall mean each outstanding option to purchase shares of the Parent Common Stock issued pursuant to any of Parent’s stock option plans.

     “Merger Consideration” shall have the meaning set forth in Section 1.6(a)

     “Merger Sub Common Stock” shall mean the common stock, par value $.0001 per share, of Merger Sub.

     “Merger Sub Series B Stock” shall mean the series B preferred stock, par value $.01 per share, of Merger Sub.

     “Merger Sub Series C Stock” shall mean the series C preferred stock, par value $.01 per share, of Merger Sub.

     “Surviving Corporation” shall have the meaning set forth in Section 1.1.

     “Surviving Common Stock” shall mean Merger Sub Common Stock from and after the Effective Date.

A-1